Exhibit 99.2

© 2020 BiomX LTD. All rights reserved Company Introduction

Safe Harbor Statement This presentation contains certain “ forward - looking statements ” within the meaning of the “ safe harbor ” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “ target, ” “ believe, ” “ expect, ” “ will, ” “ may, ” “ anticipate, ” “ estimate, ” “ would, ” “ positioned, ” “ future, ” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management ’ s current beliefs, expectations and assumptions . When we discuss our ability to quickly generate clinical proof of concept in patients and the advantages of our BOLT platform, our leadership position in phage technology and timing of, among other things, clinical trials initiations, conclusion and receipt of results and meeting milestones relating to our development plan as well as commercialization plans, we are making forward - looking statements . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “ SEC ” ), which are available on the SEC ’ s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise . 2

We develop disease modifying therapies based on natural or engineered phage cocktails as precision medicines to target and specifically destroy harmful bacteria What we do 3 Our R&D platform enables generation of clinical proof of concept in patients within 12 - 18 months from project initiation * * In certain indications the length of clinical validation may be longer depending on indication, identity of target bacteria , r ecruitment rate, cohort size and other factors.

Unique position as leader in phage technology 4 Technology • BOLT phage therapy platform – Rapid path from discovery to clinic • Scalable in - house manufacturing – Currently can support annually over 50 different phage at a clinical grade • Programs* – acne, IBD/PSC, CF, atopic dermatitis, colorectal cancer • P ositive P hase 1 data for topical delivery of BX 001 in subjects with acne prone skin • Positive Phase 1 a data of pharmacokinetic study for IBD/PSC evaluating oral delivery • Acne collaboration with leading global cosmetic company • Biomarker discovery collaborations in IBD • Janssen (J&J) • Boehringer Ingelheim Partnerships Pipeline Financing and investors • Approximately $ 60 M raised in 2 private rounds • October 2019 public listing ( NYSE:PHGE ) and raising an additional $ 60 M * Inflammatory Bowel Disease (IBD) , Primary Sclerosing Cholangitis (PSC), Cystic Fibrosis (CF) Only clinical stage phage company focusing on chronic indications

Phage: Nature ’ s precision tool to target bacteria Each phage binds only to specific bacterial strains Phage have an amplifying lifecycle Locate Inject Infect Multiply Assemble Eradicate Seek 1 2 3 4 5 6 7 5 Source: Kortright et al. (2019), Cell Host & Microbe

Oncology • Colorectal Cancer – F. nucleatum • Gastric Cancer – H. pylori Other • Acne – C. acnes • Liver Disease - E. faecalis Multiple potential applications of phage therapy 6 Immune mediated • Inflammatory Bowel Disease (IBD) – K. pneumoniae • Primary Sclerosing Cholangitis (PSC) - K. pneumoniae • Atopic Dermatitis – S. aureus Infectious diseases • Cystic Fibrosis - P. aeruginosa • Carbapenem Resistance - K. pneumoniae

Phage discovery Preclinical Phase I Phase II Phase III Product Candidates Acne • BX 001 1 (Cosmetic route) IBD/PSC • BX003 2 Cystic fibrosis • BX 004 Atopic dermatitis • BX005 Colorectal cancer Pipeline • Positive Phase 1 a results ( 1 Q 2021 ) • Phase 1 b/ 2 a results expected 2 Q 2022 • Positive Phase 1 results (1Q 2020) • Phase 2 results exp. 3Q and 4Q 2021 7 • Animal model results expected 2 Q - 3 Q 2021 • Phase 2 results expected 4Q 2021 (1) BX001 is intended to be developed and commercialized as a cosmetic (2) In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candi dat e for both IBD and PSC, designated BX003 (replacing a previous phage product candidate for IBD named BX002) • Phase 2 results expected in 1 H 2022

Two development paths enabled by the phage discovery platform Per indication (e.g. for all PSC patients) Per given patient (e.g. CF patient) 8 The personalized path enables rapid launch of a clinical POC, while the longer path delivers a final go to market product Length = 6 - 8 weeks Personalized Phage Treatment (fast to clinic) Target Bacteria Length = 1 - 2 years Optimized Phage Therapy (go to market product) Optimized for bacterial host range, resistance, other factors, to target a broad patient population Tailored to target specific strain/s of a given patient

Month 1 Month 2 Month 3 Month 4 Month 6 Month 7 Month 8 Month 9 Month 10 9 Patient 1 Treatment 1. Running production suites in parallel allows capacity of 50 - 100 phage annually 2. Strong safety profile of naturally occurring phage 1 Personalized POC within 12 - 18 months from project initiation 2 Develop personalized treatment Dosing & clinical testing The personalized phage treatment enables a rapid clinical POC Develop personalized treatment Dosing & clinical testing Develop personalized treatment Dosing & clinical testing Patient n Develop personalized treatment Dosing & clinical testing ready Patient 2 Patient 3 Source from our phage bank or identify new phage Selection of optimal cocktail Rapid, small scale in - house GMP Length = 6 - 8 weeks Patient 1 Personalized Phage Treatment Clinical testing Phage Discovery Cocktail Optimization Manufacturing Bacterial Isolation Bacterial isolation from target region 1). Strong safety profile of naturally occurring phage, as evident by the regulatory feedback provided to us in our IBD progr am allowing us to skip preclinical safety studies and healthy volunteers and go straight to patients. 2). In certain indications the length of clinical validation may be longer depending on indication, identity of target bacter ia, recruitment rate, cohort size and other factors.

Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Traditional Pharma Development Scheme BiomX Phage Development Scheme 10 Personalized POC enabled within 12 - 18 months Discovery CMC Tox Phase 1 Phase 1/2 (personalized POC) Phase 2 Personalized cocktails Early validation in the clinic through the personalized treatment path

Proprietary methods and capabilities to optimize phage therapy Target Bacteria Target Validation Phage Synthetic Engineering Cocktail Optimization Discovery & Characterization Length = 1 - 2 years Manufacturing & Formulation Use of high throughput methods to identify 10 ’ s - 100 ’ s of target specific phage followed by in - silico/wet lab characterization Use of proprietary methods to enhance phage characteristics ( e.g. add payload) - applied in selective products Algorithmic design and experimental validation of optimal phage combinations for wide host range, prevention of resistance, other In - house GMP manufacturing and formulation (topical, oral, inhalation, IV) Validate pathogenicity – in - vitro/vivo models & analysis of patient cohorts 11 Optimized Phage Therapy Optimized for bacterial host range, resistance, other factors, to target a broad patient population Our clinically validated platform deploys high resolution computational tools, novel synthetic biology methods and flexible manufacturing and formulation capabilities

Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 BiomX Phage Development Scheme 12 Seamless transition from personalized POC to a phase 2 / 3 Optimized phage therapy dev. CMC Phase 2 / 3 Phase 1 / 2 (personalized POC) Personalized cocktails Development of an optimized phage therapy for the broad patient population (e.g. for all PSC patients) carried out in parallel to early clinical validation

Acne Upcoming milestone: Phase 2 data expected in 3Q and 4Q 2021 (cosmetic study)

BX001: Phage cocktail attributes • Active against 96% of teste d C. acnes clinical strains ( in - vitro ) • Active against antibiotic - resistant strains ( in - vitro ) • Self - amplifying: 50 - 100 phage per bacteria killed • Penetrates biofilm (in contrast to antibiotic erythromycin) • Highly specific: Does not affect other skin microbiome bacteria • Proprietary gel formulation BX 001 A topical gel containing natural phage against C. acnes to modulate skin microbiome 14 Source: Internal data

15 Source: Internal data BX001 targets C. acnes , penetrates biofilm in vitro BX 001 eradicates C. acnes (in - vitro) Phage cocktails penetrate biofilm (in - vitro) 0 0.2 0.4 0.6 0.8 1 1.2 0 30 60 90 120 150 Optical Density Hours Untreated C. acnes strain BX001

16 BX 001 /Placebo Applications: Sampling: 2 weeks 2 weeks First application Last application Once daily Baseline 4 weeks 2 weeks 5 weeks 1 week BX 001 : Phase 1 clinical trial design Phase 1 – Completed 4 - week study (placebo - controlled) • Primary endpoint • Safety & Tolerability • Exploratory endpoints • Reduction of C. acnes (efficacy) • Skin microbiome evaluation • 75 subjects • 2 doses (high and low dose) + placebo (vehicle) • 25 subjects per cohort

17 BX 001 : Phase 1 results demonstrate statistically significant reduction in C. acnes levels • Both high and low doses demonstrated excellent safety and tolerability • Findings on the high sebum subgroup support enrichment of study population in the Phase 2 study (1) Measured by qPCR. Cutibacterium acnes (or C. acnes) comprised over 98% of Cutibacterium spp. (2) Subjects were divided into high and low sebum level groups based on median level of sebum at baseline (133 µg/cm2) 0.22 log* difference - high dose Vs. control * p= 0.036 Cutibacterium levels qPCR Log10 (copies/sample) * V i s i t 2 ( B a s e l i n e ) V i s i t 3 ( d a y 1 4 ) V i s i t 4 ( d a y 2 8 ) V i s i t 5 ( d a y 3 5 ) -0.4 -0.2 0.0 0.2 0.4 BMX-01-003 M e a n c h a n g e f r o m b a s e l i n e i n C u t i b a c t e r i u m q P C R L o g 1 0 ( C o p i e s / s a m p l e ) BX001 10 7 BX001 10 9 Vehicle 0.4 log* difference - high dose Vs. control * p< 0.008 Cutibacterium levels qPCR Log10 (copies/sample) Change in level of Cutibacterium 1 – All subjects Change in level of Cutibacterium 1 – High sebum subgroup 2

BX 001 /Placebo Applications: Sampling: 12 weeks First application Last application Baseline 12 weeks 8 weeks 13 weeks 1 week 18 BX 001 phase 2 study results expected in 2 H 2021 Phase 2 Study Design 12 - week application, Placebo - controlled • Objectives • Safety and efficacy • Endpoints • Safety and tolerability • Reduction of C. acnes (efficacy) • Skin microbiome evaluation • IGA and lesion numbers (efficacy) • 140 subjects • Phage or placebo (vehicle) • 70 subjects per cohort • 8 - week data expected 3 Q 2021 • 12 - week data expected 4 Q 2021

Inflammatory Bowel Disease (IBD), Primary Sclerosing Cholangitis (PSC) Upcoming milestone: Phase 1 b/ 2 a data expected in 2 Q 2022

20 Pro - inﬂammatory Klebsiella strains affect IBD pathology Inﬂammatory induction is seen in GF mice* Higher abundance of Klebsiella strains in IBD patients IFN - g IFN - g G F + 7 o ther m ix G F + t arget s train TH 1 % r elative Abundance Abundance of Klebsiella strains Activity of bacterial target confirmed by BiomX IBD • Identifying potential disease causing pro - inﬂammatory Klebsiella strains Disease s tate Induce i nﬂammation Source: Atarashi et al. (2017), Science * TH1 – A lineage of CD4+ effector T cell secreting IFNg and TNF. In IBD, TH1 cells accumulate in the intestinal tract of IBD patients and are directly associated with disease Klebsiella strains CD – Crohn ’ s disease UC – Ulcerative colitis GF – Germ Free

21 Source: Nakamoto et al. (2019), Nature Microbiology *TH 17 – A lineage of CD 4 + effector T cell secreting IL 17 A +, promoting inflammation and fibrosis within the liver PSC • Klebsiella identified as possible driver of “leaky gut” Discovery approach Klebsiella pneumoniae (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro - inflammatory (“ leaky gut ”) KP isolated from mice ’ s lymph nodes colonized with patient samples Th 17 * is induced in livers of GF mice inoculated with fecal samples from PSC patients GF mice Humanized microbiota mice Analysis of immune response Fecal samples from PSC patients Healthy PSC patients Colitis patients Klebsiella pneumoniae plays a gating role SPF – Specific - pathogen - free HC – Healthy Controls PSC/UC – PSC and ulcerative colitis

Phage cocktail composition drives activity 22 Source: Internal data 1 st - generation phage cocktail (in - vivo) 2 nd - generation phage cocktail (in - vivo) reduces bacterial load Control 2 nd - gen cocktail Application of phage Fecal bacterial load Mucosa Control Composition 4 10 0 10 2 10 4 10 6 C F U / g r t i s s u e * *P<0.05 ; **P < 0.001 ** Phage cocktail Control 0 2 4 6 8 10 10 0 10 2 10 4 10 6 10 8 10 10 Day from inoculation C F U / g r s t o o l *P < 0.01 LOD 1 st - gen cocktail Control Application of phage Fecal bacterial load * Adding 2 phage with new MOA Phage cocktails are optimized to prevent appearance of resistant bacteria by targeting multiple bacterial receptors and defense mechanisms

23 BX 002 : Phase 1 a pharmacokinetic results demonstrate delivery of high levels of viable phage to the gut 1 (1) Study conducted with BX002, a phage therapy candidate for oral administration targeting K. pneumoniae. In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candidate for both indication s, designated BX003. (2) PFU – Plaque forming units. (3) Value is based on median levels of K. Pneumoniae measured in clinical stool samples collected by BiomX from IBD patients. Time (days) Results - Median levels of viable phage detected in stool prior and following oral delivery of phage Baseline Treatment Follow up Median PFU 2 levels measured in stool (per day) ~ 10 3 Median levels 3 of target bacteria in IBD patients (~10 7 ) Phase 1 a study design 3 - day multiple - dose study (placebo - controlled) • Objectives • Safety and pharmacokinetics • Endpoints • Safety and tolerability • Detection of viable phage in stool • Study Population: Healthy volunteers • 18 subjects • Oral delivery • 14 phage treatment + 4 placebo • BX 002 was safe and well tolerated • Viable phage delivered is ~ 1,000 times higher compared to bacterial burden of K. pneumoniae in IBD patients

Stool t est Phage treatment Identify presence of K. pneumoniae using companion diagnostic 24 In November 2020, BiomX announced the consolidation of its IBD and PSC programs to develop one broad host range product candi dat e for both indications, designated BX003. Phase 1 b/ 2 a study design Proof - of - Principle 4 - week dosing study (placebo - controlled) • Objectives • Safety and efficacy • Endpoints • Safety and tolerability • Reduction of K. pneumoniae (efficacy) • Stool microbiome evaluation • Study Population: Target bacteria carriers (Healthy volunteers or IBD/PSC patients ) • 60 subjects total • Oral delivery • BX 003 or placebo • 30 subjects per cohort Data expected 2 Q 2022 Patient A Target bacteria Phase 1 b/ 2 a study results expected in 2 Q 2022

Cystic Fibrosis Upcoming milestone: Phase 2 data expected in 4Q 2021

Recurring infections leading to antibiotic resistance are a main cause of death in CF 26 * CF Foundation, Bomberg et al., 2008 Phases of P. aeruginosa infection in CF* Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P . a eruginosa density in sputum Repeated antibiotic courses lead to nonmucoid and mucoid multidrug - resistance (MDR) of P. aeruginosa strains

** ** Bacterial count Colony forming units / well 27 BX 004 is active on antibiotic resistant P. aeruginosa strains and penetrates biofilm C o n t r o l I m i p e n e m 2 0 0 g / m L P h a g e c o c k t a i l 10 6 10 7 10 8 10 9 10 10 BX 004 displays better biofilm penetration compared to antibiotics **p - value < 0.001 ** BX 004 penetrates biofilm in - vitro 1 1. Internal data. A P. aeruginosa strain sensitive to the antibiotics and BX 004 was grown to form biofilm 2. Imipenem 200 micrograms/ml, which is a β - lactam antibiotic active on P. aeruginosa 3. Future Med. Chem. (2015) 7 (4), 493 – 512 P. aeruginosa engulfed in biofilm (electron microscope) 3

28 Data expected 4 Q 2021 CF phase 2 study targeting P. aeruginosa Phase 2 personalized proof of concept Determine whether isolated P. aeruginosa strains are susceptible to BX004 Patient A Treat with BX 004 BX 004 Bacterial Isolation P. aeruginosa isolation from patient sputum sample Objectives • Safety and efficacy Endpoints • Safety and tolerability • Decrease in target bacteria • Improvement in FEV 1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) Study Population • CF patients with chronic PsA pulmonary infection ~ 40 subjects • BX 004 nebulized phage therapy or placebo • 7 - 10 days duration of treatment

Upcoming milestone: Phase 2 data expected in 1 H 2022 Atopic Dermatitis

Atopic Dermatitis (AD) flares are associated with presence of S. aureus Relative abundance of staphylococcal species on skin during AD disease stages (metagenomics analysis) S. aureus becomes the dominant bacterial species during AD flares and was also correlated with SCORAD Control = healthy skin Baseline = routine AD disease state Flare = worsening in the clinical severity of the typical AD, without usage of skin - directed antimicrobial and anti - inflammatory treatments for seven days Post flare = 10 – 14 days after initiation of skin - directed therapies Individuals Mean relative abundance Control Baseline Flare Post - flare Byrd and Kong (2017) Sci Transl Med. 05 9 (397)

31 Proinflammatory mechanisms Such as, protein A and superantigens (enterotoxins) which trigger inflammatory responses and cytokine release Kong, H.H. et al , (2012), Genome research . Byrd, A.L. et al , (2017) Science translational medicine S. aureus contributed to pathogenicity through multiple virulence factors Alpha - toxin forms pores in keratinocytes and proteases facilitate dissolution of the stratum corneum. Barrier disfunction S. aureus has developed several surface molecules to adhere to the human stratum corneum Adhesion

BX 005 eradicates S. aureus (in vitro , 3 experiments with 3 different strains) Time (hours) Bacterial growth (measured by optical density) BX 005 phage cocktail shows broad host range targeting of S. aureus in vitro Source: Internal data 1 . Panel of 120 strains isolated from skin of subjects from the US and Europe In vitro , BX 005 was shown to eradicate over 90 % of strains from a panel of S. aureus strains 1 0 0.2 0.4 0.6 0.8 0 5 10 15 20 3 different untreated S. Aureus strains The same 3 strains with BX 005 32

33 Data expected 1 H 2022 Phase 2 study results targeting S. aureus expected in 1 H 2022 Study design in atopic dermatitis patients • Objectives • Safety, efficacy and pharmacodynamics • Endpoints • Safety and tolerability • Decrease in target bacteria • Reduction in active disease (e.g. change in EASI/IGA scores) • Study Population • Atopic dermatitis patients • S. aureus colonized • 80 subjects • BX 005 or placebo (vehicle) • 8 - week duration of treatment BX 005 /Placebo Applications: Sampling: First application Last application Topical administration Baseline 8 weeks 4 weeks 9 weeks 8 weeks 1 week

Colorectal Cancer Upcoming milestone: Proof of concept in animal models by 2 Q - 3 Q 2021

35 + = Immune checkpoint inhibitors Effect on tumor “ Cold ” tumor “ Hot ” tumor + = Immune checkpoint inhibitors Effect on tumor Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery Most c olorectal c ancer (CRC) patients do n ot respond to immunotherapy

36 Bacteria residing inside t umors offer a novel targeted intervention to “ uncloak ” t umors to “ hot ” Numerous observations of bacteria residing inside tumors F. nucleatum Tumor x 30 x 10 ISH, red= F. nucleatum Representative RNA - In - situ hybridization images showing patterns of F. nucleatum localization in human rectal cancer tissue samples F. nucleatum is found in over 80 % of colorectal cancer tumors (BiomX internal analysis and public data) BiomX internal data Li YY, Ge QX, Cao J, et al. (2016) World J Gastroenterol. Bachrach et al. (2016), Cell Host & Microbe Serna et al. (2020) Annals of Oncology Kostic et al. (2013), Cell Host & Microbe

37 Engineered p hage are designed to deliver p ayloads to bacteria in tumors Phage are designed to carry payloads to intra - tumor bacteria Phage cocktail with a payload turns cold tumors into hot Add payload using SynBio + new gene Phage cocktail Phage cocktail + = Immune checkpoint inhibitors Effect on tumor “ Cold ” tumor “ Cold ” tumor “ Hot ” tumor + = Immune checkpoint inhibitors Effect on tumor Phage cocktail IV Payloads : IL - 15 , GM - CSF, Cytosine Deaminase

Key development milestones 38 FN14 FN14+Phages Phages only 10 0 10 1 10 2 10 3 10 4 10 5 10 6 10 7 P h a g e s i n 1 g t u m o r CT - 26 2 x 10 5 /mouse (SC) 1 FN 14 (IV) 12 Phage treatment (IV) 15 Day: 18 IL - 15 - engineered phage w.t. phage NTC, 1,000 750 250 Base pairs: IL 15 insertion into phage w.t. phage IL-15 - phage 0 1000 2000 3000 Luminescence (IL-15-Hibit) R L U Luminescence (AU) IL - 15 expression in bacteria WT phage Engineered phage CT - 26 2 x 10 5 /mouse (SC) 1 18 FN 14 (IV) 12 Phage treatment (IV) 23 15 7 10 Day: Anti PD - 1 treatment (IP) 13 Survival, Tumor growth rate 16 19 IV delivery of phage to intra - tumor bacteria ( in - vivo ) IL - 15 payload engineered into F. nucleatum phage ( in - vitro ) Impact of engineered phage + anti - PD 1 in CRC mouse model Engineered Payloads: IL - 15 , GM - CSF, Cytosine Deaminase Planned 2 Q - 3 Q 2021 Phage per 1 gram tumor Source: Internal data

39 2 H 20 1 H 20 2 H 21 1 H 21 Cash, cash equivalents and short - term deposits as of December 31 st , 2020 were $ 57.1 M million 2 H 22 1 H 22 (1) Our acne product is developed under a cosmetic regulatory path and we currently do not anticipate any additional clinical tri a ls beyond the Phase 2 study. (2) As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, we currently anticipate that the BX 003 phage cocktail will be developed for both indications. Accordingly, the Phase 1 study is expected to support progress of both indications. Key catalysts Acne 1 IBD/PSC 2 Atopic Derm CF Mfg. Phase 2 results Phase 2 initiation Pre - commercial Pre - commercial Phase 1 Results Phase 1 a initiation Phase 1 b/ 2 a initiation Phase 1 a results Mfg . Phase 1 b/ 2 a results CMC Phage discovery Phase 2 results CMC Phase 2 / 3 initiation Mfg. –––– Phage discovery Initiate phase 2 CMC Mfg. Phase 2 results –––– CRC Initiate in vivo studies In vivo results In vivo results CMC Cocktail optimization Phage engineering

Assaf Oron CBO Former CBO of Evogene, an agricultural biotechnology company; raised $ 85 M in NYSE listing. Executed transactions with turnover of >$ 100 M with global seed companies Marina Wolfson, CPA SVP Finance & Operations Most recently principle financial officer of Bioview (TASE:BIOV). Former senior auditor at E&Y working with large pharmaceutical and hi - tech companies, VCs and start - ups Inbal Benjamini - Elran VP Human Resource 15 years experience in executive HR roles globally. Former head of HR at Herzog law firm and HR director at Teva Europe (NYSE:TEVA) Experienced leadership team 40 Management Team Scientific Founders Prof. Timothy K. Lu Prof. Eran Elinav Prof. Rotem Sorek Jonathan Solomon CEO and Board Member Former co - founder, president, and CEO of ProClara for treating neurodegenerative diseases; raised > $ 100 M. Harvard Business School grad. Service in an elite IDF unit Sailaja Puttagunta , MD CMO Infectious disease physician (Yale graduate), Developed several antibiotics through all clinical development stages under Allergan, Pfizer, Durata and other biotechs Merav Bassan , PhD CDO Over 20 years of early and clinical drug development experience at Teva Pharmaceuticals and small biotechs . Most recently served as VP of translational sciences at Teva

Experienced leadership team 41 Board of Directors Director, Jonas Grossman Director, Gbola Amusa, MD Chairman, Russell Greig, PhD Director, Alan Moses, MD Director, Jonathan Solomon Director, Lynne Sullivan Director, Paul Sekhri

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